UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2012

DECISIONPOINT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54200	37-1644635
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8697 Research Drive
Irvine, CA 92618
(Address of principal executive offices) (Zip code)

(949) 465-0065
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On November 15, 2012, DecisionPoint Systems, Inc. (the “Company”) entered into an agreement (the “Sigma Agreement”) with Sigma Opportunity Fund II, LLC (“Sigma Opportunity Fund”) and Sigma Capital Advisors, LLC (“Sigma Advisors”).

Pursuant to the Sigma Agreement, the parties agreed to amend the Certificate of Designation of Series C Preferred Stock of the Company (the “Series C Certificate of Designation”) to modify the definition of Conversion Value such that effective as of January 1, 2013, if the Series C Preferred Stock has not been redeemed as of such date, the Conversion Value will be equal to the lower of the Conversion Value then in effect or $0.61 (representing the closing price of the common stock on October 31, 2012) per share (subject to adjustments for stock splits, stock dividends, recapitalizations and the like).

Pursuant to the Sigma Agreement, the Company paid to Sigma Advisors an administrative fee of $150,000 (which will be netted against amounts otherwise owed to Sigma Advisors by the Company in connection with any services provided or money owed to Sigma Advisors by the Company by December 31, 2012) and issued to the holders of the Series C Preferred Stock an aggregate of 175,364 shares of common stock as an antidilution adjustment.

Pursuant to the Sigma Agreement, Sigma Opportunity Fund and Sigma Advisors agreed to a standstill with respect to securities of the Company for the period from November 15, 2012 through December 31, 2012.

In connection with the foregoing, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

On November 16, 2012, the Company filed Amendment No. 2 to the Series C Certificate of Designation with the Secretary of State of Delaware in accordance with the terms of the Sigma Agreement.

The foregoing description of the Sigma Agreement is qualified in its entirety by reference to the full text of the Sigma Agreement, a copy of each of which is attached hereto as Exhibit 10.1 and which is incorporated herein in its entirety by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 1.01 is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
3.1	Amendment No. 2 to Certificate of Designation of Series C Preferred Stock
10.1	Agreement, dated November 15, 2012, among DecisionPoint Systems, Inc. Sigma Opportunity Fund II, LLC and Sigma Capital Advisors, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECISIONPOINT SYSTEMS, INC.

Dated: November 21, 2012	By:	/s/ Nicholas R. Toms
Name: Nicholas R. Toms
Title: Chief Executive Officer

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